THE CENTRAL EUROPEAN EQUITY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 13, 2002

                                   ----------

To our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders of The Central European Equity Fund, Inc., a Maryland corporation (the "Fund"), will be held at 3:00 P.M., New York time, on June 13, 2002 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York for the following purposes:

      1.    To elect three Directors.

      2.    To   ratify   the   selection   by  the   Board  of   Directors   of
            PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending October 31, 2002.

      3.    To act upon, if presented, a stockholder proposal.

      4. To transact such other business as may properly come before the meeting.

      Only holders of record of Common Stock at the close of business on May 10, 2002 are entitled to notice of and to vote at this meeting or any adjournment thereof.

      If you have any questions or need further information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 445 Park Avenue, New York, New York 10022, or 1-800-662-5200.

                                         By Order of the Board of Directors

                                         Robert R. Gambee
                                         Chief Operating Officer
                                         and Secretary

Dated: May 14, 2002

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                     THE CENTRAL EUROPEAN EQUITY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                         Annual Meeting of Stockholders
                                  June 13, 2002

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

      This proxy statement is furnished by the Board of Directors of The Central European Equity Fund, Inc., a Maryland corporation (the "Fund"), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 3:00 P.M., New York time, on June 13, 2002 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York. The purpose of the Meeting and the matters to be considered are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors (Proposal 1), FOR the ratification of the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the Fund (Proposal 2) and AGAINST the stockholder proposal (Proposal 3). A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy or by attendance at the Meeting and voting in person.

      The close of business on May 10, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 8,000,363 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 14, 2002.

      The Board of Directors of the Fund has nominated three Directors for election at the Meeting (Proposal 1) and approved the selection of PricewaterhouseCoopers LLP as independent accountants to the Fund for the fiscal year ending October 31, 2002, for ratification by the stockholders at the Meeting (Proposal 2). In addition, there is a stockholder proposal that, if presented, will be acted on at the Meeting (Proposal 3).

      A quorum is necessary to hold a valid meeting. If stockholders entitled to cast one-third of all votes entitled to be cast at the Meeting are present in person or by proxy, a quorum will be established. The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. A "broker non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular matter because the broker does not have discretionary voting power with respect to that matter and has not received instructions from the beneficial owner.

                        PROPOSAL 1: ELECTION OF DIRECTORS

      The Fund's charter (the "Charter") provides that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class II expires at the 2002 Annual Meeting, Class III at the next succeeding Annual Meeting and Class I at the following succeeding Annual Meeting. Three Class II nominees are proposed in this Proxy Statement for election.

      Should  any  vacancy  occur  on the  Board  of  Directors,  the  remaining
Directors would be able to fill such vacancy by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum. Any Director elected by the Board to fill a vacancy would hold office until the remainder of the full term of the class of Directors in which the vacancy occurred and until a successor is elected and qualified. If the size of the Board is increased, additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

      Unless authority is withheld, it is the intention of the persons named in the accompanying form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated that he will serve as a Director if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their discretion.

Information Regarding Directors and Officers

      The following table shows certain information about the nominees for election as Directors and Directors whose terms will continue, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1990, except for Ambassador Burt, who was elected to the Board on June 30, 2000.

Nominees Proposed for Election:

--------------------------------------------------------------------------------
                               Class II Directors
         (Term will Expire in 2002; Nominees for Term Expiring in 2005)
--------------------------------------------------------------------------------

                                                                                                                          Shares of
                                                                               Number of                                Common Stock
                                                                           Portfolios in Fund                           Beneficially
                                Term of Office         Principal          Complex(2) Overseen     Other Directorships     Owned at
Name, Address(1)   Position(s)    and Length      Occupation(s) During       by Director or       Held by Director or      May 10,
     & Age          with Fund   of Time Served      Past Five Years       Nominee for Director    Nominee for Director     2002(3)
----------------   ----------   --------------    --------------------    --------------------    --------------------  ------------

                                                 Non-Interested Director
Dr. Juergen F.    Director      Since 1990.     Chairman of the                    2             Director of the          None.
Strube, 62(6)                                   Board of Executive                               Germany Fund,
                                                Directors of BASF AG                             Inc.;(5) Member of
                                                (chemicals) (since                               the Supervisory
                                                1990).                                           Boards of Allianz
                                                                                                 Lebensversiche-rungs-AG,
                                                                                                 Bertelsmann AG, BMW
                                                                                                 AG, Commerzbank AG,
                                                                                                 Hapag-Lloyd AG,
                                                                                                 Hochtief AG and
                                                                                                 Linde AG.


--------------------------------------------------------------------------------
                               Class II Directors
         (Term will Expire in 2002; Nominees for Term Expiring in 2005)
--------------------------------------------------------------------------------

                                                                                                                          Shares of
                                                                               Number of                                Common Stock
                                                                           Portfolios in Fund                           Beneficially
                                Term of Office         Principal          Complex(2) Overseen     Other Directorships     Owned at
Name, Address(1)   Position(s)    and Length      Occupation(s) During       by Director or       Held by Director or      May 10,
     & Age          with Fund   of Time Served      Past Five Years       Nominee for Director    Nominee for Director     2002(3)
----------------   ----------   --------------    --------------------    --------------------    --------------------  ------------

                                                 Non-Interested Director
Robert H.         Director      Since 1990.     President, Robert H.               13            Director of the          2,348
Wadsworth, 62                                   Wadsworth Associates,                            Germany Fund, Inc.
                                                Inc. (consulting firm)                           and the New Germany
                                                (since 1982); President                          Fund, Inc.(5)
                                                and Trustee, Trust for
                                                Investment Managers
                                                (registered investment
                                                company) (since 1999);
                                                Formerly President,
                                                Investment Company
                                                Administration, L.L.C.
                                                (1992-July 2001) and
                                                President, Treasurer and
                                                Director, First Fund
                                                Distributors, Inc. (1990-
                                                January 2002); Vice
                                                President, Professionally
                                                Managed Portfolios
                                                (1992-2002) and Advisors
                                                Series Trust (1997-2002)
                                                (registered investment
                                                companies); President,
                                                Guinness Flight
                                                Investment Funds, Inc.
                                                (registered investment
                                                companies) (1994-1998).

                                                  Interested Director(4)

John Bult, 65     Director      Since 1990.     Chairman of PaineWebber            3             Director of the          3,351
                                                International (financial                         Germany Fund, Inc.
                                                services) (since 1985).                          and the New Germany
                                                                                                 Fund, Inc.;(5)
                                                                                                 Director of The
                                                                                                 France Growth Fund,
                                                                                                 Inc. and The Greater
                                                                                                 China Fund, Inc.

Directors whose term will continue:

--------------------------------------------------------------------------------
                               Class III Directors
                           (Term will Expire in 2003)
--------------------------------------------------------------------------------

                                                                                                                          Shares of
                                                                               Number of                                Common Stock
                                                                           Portfolios in Fund                           Beneficially
                                Term of Office         Principal          Complex(2) Overseen     Other Directorships     Owned at
Name, Address(1)   Position(s)    and Length      Occupation(s) During       by Director or       Held by Director or      May 10,
     & Age          with Fund   of Time Served      Past Five Years       Nominee for Director    Nominee for Director     2002(3)
----------------   ----------   --------------    --------------------    --------------------    --------------------  ------------

                                                 Non-Interested Director
Werner Walbrol,   Director      Since 1990.     President and Chief                3             Director of the          1,070
64                                              Executive Officer of the                         Germany Fund,
                                                German American Chamber                          Inc.(5); Director of
                                                of Commerce, Inc. and the                        TUV Rheinland of
                                                European American Chamber                        North America, Inc.;
                                                of Commerce, Inc. (more                          President and
                                                than five years).                                Director of German
                                                                                                 American Partnership
                                                                                                 Program; Director of
                                                                                                 AXA Nordstern Art
                                                                                                 Insurance
                                                                                                 Corporation; Member
                                                                                                 of the Advisory
                                                                                                 Board of Abels &
                                                                                                 Grey.

--------------------------------------------------------------------------------
                              Class III Directors
                           (Term will Expire in 2003)
--------------------------------------------------------------------------------

                                                                                                                          Shares of
                                                                               Number of                                Common Stock
                                                                           Portfolios in Fund                           Beneficially
                                Term of Office         Principal          Complex(2) Overseen     Other Directorships     Owned at
Name, Address(1)   Position(s)    and Length      Occupation(s) During       by Director or       Held by Director or      May 10,
     & Age          with Fund   of Time Served      Past Five Years       Nominee for Director    Nominee for Director     2002(3)
----------------   ----------   --------------    --------------------    --------------------    --------------------  ------------

                                                 Non-Interested Director
Otto Wolff von    Director      Since 1990.     Director and Chairman of           3             Director of the          None.
Amerongen, 83                                   the Board of Otto Wolff                          Germany Fund,
                                                Industrieberatung &                              Inc.;(5) Honorary
                                                Beteiligungen GmbH                               Chairman of the
                                                (industrial consulting)                          Association of German
                                                (since 1989). Chairman of                        Chambers of Industry
                                                the German East-West                             and Commerce.
                                                Trade Committee (until                           Chairman of the Board
                                                2000). Chairman of the                           of Management of the
                                                Supervisory Board of DWA,                        Otto Wolff Foundation
                                                Deutsche Waggonbau AG                            (since 1998). Member
                                                (until 1999); Chairman of                        of the Advisory
                                                the Supervisory Board of                         Council of Allianz
                                                Allbecon AG, Dusseldorf.                         Versicherungs-AG
                                                President of the German                          (until February
                                                Society for East European                        1994). Member of the
                                                Studies (until 1999).                            Advisory Council of
                                                President of the German                          Creditanstalt-Bankverein
                                                Business Association in                          (until 1998). Member
                                                the Russian Federation,                          of the Atlantic
                                                Moscow.                                          Advisory Council of
                                                                                                 United Technologies
                                                                                                 Corp. (until 1992).
                                                                                                 Member of the Board
                                                                                                 of Directors of the
                                                                                                 German Society for
                                                                                                 Foreign Affairs.

                                                  Interested Director(4)

Christian H.      Chairman      Since 1990.     Director of DWS                    3             Director of the          5,000
Strenger, 58      and                           Investment GmbH                                  Germany Fund, Inc.
                  Director                      (investment management)                          and the New Germany
                                                (since 1999). Managing                           Fund, Inc.(5); Member
                                                Director of DWS--                                of the Supervisory
                                                Deutsche Gesellschaft fur                        Boards of Fraport AG
                                                Wertpapiersparen mbH                             and Metro AG.
                                                (1991-1999). Chairman of
                                                Deutsche Fund Management,
                                                Inc. (1997-2000).

--------------------------------------------------------------------------------
                               Class I Directors
                           (Term will Expire in 2004)
--------------------------------------------------------------------------------

                                                                                                                          Shares of
                                                                               Number of                                Common Stock
                                                                           Portfolios in Fund                           Beneficially
                                Term of Office         Principal          Complex(2) Overseen     Other Directorships     Owned at
Name, Address(1)   Position(s)    and Length      Occupation(s) During       by Director or       Held by Director or      May 10,
     & Age          with Fund   of Time Served      Past Five Years       Nominee for Director    Nominee for Director     2002(3)
----------------   ----------   --------------    --------------------    --------------------    --------------------  ------------

                                                 Non-Interested Director
Ambassador        Director      Since 2000.     Chairman, Diligence LLC,           12            Director of the          450
Richard R. Burt,                                formerly IEP Advisors,                           Germany Fund,
55                                              Inc. (information                                Inc.(5); Member of
                                                services firm) (since                            the Board, IGT, Inc.,
                                                1998); Chairman of the                           Hollinger
                                                Board, Weirton Steel                             International, Inc.
                                                Corp. (since 1996);                              HCL Technologies,
                                                Partner, McKinsey &                              Inc., Anchor Gaming
                                                Company (1991-1994); U.S.                        Corp.; Director,
                                                Ambassador to the Federal                        Brinson Mutual Funds
                                                Republic of Germany                              (formerly Mitchell
                                                (1985-1989).                                     Hutchins family of
                                                                                                 funds); and Member
                                                                                                 Textron Corporation
                                                                                                 International
                                                                                                 Advisory Council.

--------------------------------------------------------------------------------
                               Class I Directors
                           (Term will Expire in 2004)
--------------------------------------------------------------------------------

                                                                                                                          Shares of
                                                                               Number of                                Common Stock
                                                                           Portfolios in Fund                           Beneficially
                                Term of Office         Principal          Complex(2) Overseen     Other Directorships     Owned at
Name, Address(1)   Position(s)    and Length      Occupation(s) During       by Director or       Held by Director or      May 10,
     & Age          with Fund   of Time Served      Past Five Years       Nominee for Director    Nominee for Director     2002(3)
----------------   ----------   --------------    --------------------    --------------------    --------------------  ------------

                                                 Non-Interested Director
Edward C.         Director      Since 1990.     Consultant (since 1994).           3             Director of the          1,328
Schmults, 71                                    Senior Vice President -                          Germany Fund,
                                                External Affairs and                             Inc.;(5) Member of
                                                General Counsel of GTE                           the Board of
                                                Corporation (1984-1994);                         Directors of Green
                                                Deputy Attorney General                          Point Financial
                                                of the U.S. Department of                        Corp.; Chairman of
                                                Justice (1981-1984).                             the Board of Trustees
                                                                                                 of The Edna McConnell
                                                                                                 Clark Foundation.

                                                 Interested Director(4)

Detlef Bierbaum,  Director      Since 1990.     Partner of Sal. Oppenheim          2             Director of the          None.
59                                              Jr. & Cie KGaA (banking)                         Germany Fund,
                                                (since 1991).                                    Inc.(5); Member of
                                                                                                 the Supervisory
                                                                                                 Boards of ESCADA
                                                                                                 Aktiengesellschaft
                                                                                                 Tertia
                                                                                                 Handelsbeteiligungs-
                                                                                                 gesellschaft mbH,
                                                                                                 Douglas AG, LVM
                                                                                                 Landwirtschaftlicher
                                                                                                 Versicherungsverein,
                                                                                                 Monega KAG and AXA
                                                                                                 Investment Managers.

--------------------------------------------------------------------------------
                             Executive Officers(7)
--------------------------------------------------------------------------------

                                                                                    Shares of Common
                                Term of Office                                     Stock Beneficially
Name, Address(1)  Position(s)   and Length of   Principal Occupation(s)             Owned at May 10,
     & Age         with Fund     Time Served    During Past Five Years                  2002(3)
----------------  ----------    -------------   -----------------------            ------------------
Richard T. Hale,  President     Year to year    Trustee and/or President of              1,250
56(8)             and Chief     since 2001.     each of the investment
                  Executive                     companies advised by Deutsche
                  Officer                       Asset Management, Inc. or its
                                                affiliates; Managing Director,
                                                Deutsche Asset Management;
                                                Managing Director, Deutsche
                                                Bank Securities Inc.; Director
                                                and President, Investment
                                                Company Capital Corp.

Hanspeter         Chief         Year to year    President of Deutsche Bank               None.
Ackermann, 45(8)  Investment    since 1996.     Investment Management Inc.,
                  Officer                       Managing Director of Deutsche
                                                Bank Securities Inc., Managing
                                                Director and Senior
                                                International Equity Portfolio
                                                Manager of Bankers Trust Co.,
                                                CIO of The Germany Fund, Inc.
                                                and The New Germany Fund,
                                                Inc.; President and Managing
                                                Partner of Eiger Asset
                                                Management (1993-1996),
                                                Managing Director and CIO of
                                                SBC Portfolio Management
                                                International (1983-1993).

Robert R.         Chief         Year to year    Director (since 1992), First             500
Gambee, 59(8)     Operating     since 1990.     Vice President (1987-1991) and
                  Officer and                   Vice President (1978-1986) of
                  Secretary                     Deutsche Bank Securities Inc.,
                                                Director of Deutsche Bank AG,
                                                Director of Bankers Trust Co.,
                                                Secretary of Flag Investors of
                                                Flag Investors Funds, Inc.,
                                                and Deutsche Bank Investment
                                                Management, Inc. (1997-2000).

Joseph Cheung,    Chief         Year to year    Vice President (since 1996),             None.
43(8)             Financial     since 1997.     Assistant Vice President
                  Officer and                   (1994-1996) and Associate
                  Treasurer                     (1991-1994) of Deutsche Bank
                                                Securities Inc.

                                                   (Footnotes on following page)

----------
(1) Unless otherwise indicated the address of all directors and officers is c/o Deutsche Bank Securities, Inc., 31 W. 52nd Street, NY, NY 10019.

(2) Includes The Germany Fund, Inc. and the New Germany Fund, Inc., which are the other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager. It also includes the following open-end investment companies advised by Investment Capital Corp, an indirect wholly-owned subsidiary of Deutsche Bank AG: Deutsche Investors Portfolios Trust; Deutsche Investors Funds, Inc.; Deutsche Bank Alex. Brown Cash Reserve Fund, Inc.; Deutsche Flag Investors Communication Fund, Inc.; Deutsche Flag Investors Series Funds, Inc.; Deutsche Emerging Growth Fund, Inc.; Deutsche Short-Intermediate Income Fund, Inc.; Deutsche Flag Investors Value Builder Fund, Inc.; Deutsche Real Estate Securities Fund, Inc.; and Deutsche Flag Investors Equity Partners Fund, Inc. Further, it also includes Deutsche Asset Management VIT Funds, which is advised by Deutsche Asset Management, Inc.

(3) All Directors and Executive Officers as a group (13 persons) owned 15,297 shares which constitutes less than 1% of the outstanding Common Stock of the Fund. Share numbers in this proxy statement have been rounded to the nearest whole share.

(4) Indicates "Interested Person", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; Mr. Bult is an "interested" Director because of his affiliation with U.B.S. PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank and because of his ownership of Deutsche Bank shares.

(5)   The Germany  Fund,  Inc.  and the New  Germany  Fund,  Inc.  are the other
      closed-end   registered  investment  companies  for  which  Deutsche  Bank
      Securities Inc. acts as manager.

(6) During the period from February 2000 through April 12, 2002, Dr. Strube beneficially owned shares of Deutsche Bank AG valued at under $55,000, and Dr. Strube was thereby an interested person of the Fund during that period. Dr. Tessen von Heydebreck, a managing director of Deutsche Bank, is a member of the supervisory board of BASF AG, Dr. Strube's employer. In 2000 and 2001, Deutsche Bank AG owned more than 5% of the outstanding shares of BASF AG (between 6% and 7% at reporting points in 2000 and 2001), but as of December 31, 2001, ceased to be the beneficial owner of more than 5%.

(7) Each officer also serves as an officer of The Germany Fund, Inc. and The New Germany Fund, Inc. The officers of the Fund are elected annually by the Board of Directors at its meeting following the Annual Meeting of Stockholders.

(8) Indicates ownership of securities of Deutsche Bank either directly or through Deutsche Bank's deferred compensation plan.

      The following table contains additional information with respect to the beneficial ownership of equity securities by each Director or Nominee in the Fund and, on an aggregated basis, in any registered investment companies overseen by the Director or Nominee within the same Family of Investment Companies as the Fund:

                                                                    Aggregate Dollar Range of Equity
                                                                   Securities in All Funds Overseen by
                                         Dollar Range of Equity     Director or Nominee in Family of
Name of Director or Nominee             Securities in the Fund(1)      Investment Companies(1),(2)
---------------------------             -------------------------  ----------------------------------
Detlef Bierbaum                                   None.                           None.
John Bult                                  $50,001 - $100,000              $50,001 - $100,000
Ambassador Richard R. Burt                    $1 - $10,000                  $10,001 - $50,000
Edward C. Schmults                          $10,001 - $50,000               $10,001 - $50,000
Christian H. Strenger                      $50,001 - $100,000              $50,001 - $100,000
Dr. Juergen F. Strube                             None.                           None.
Robert H. Wadsworth                         $10,001 - $50,000              $50,001 - $100,000
Werner Walbrol                              $10,001 - $50,000               $10,001 - $50,000
Otto Wolff von Amerongen                          None.                     $10,001 - $50,000

----------
(1)   Valuation date is May 10, 2002.

(2) The Family of Investment Companies consists of the Fund, The Germany Fund, Inc. and The New Germany Fund, Inc., which are closed-end funds and share the same investment adviser and manager and hold themselves out as related companies.

      The Board of Directors presently has an Audit Committee composed of Messrs. Burt, Schmults, Storr (whose term as a Director will not continue past the 2002 Annual Meeting), Wadsworth and Walbrol. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met five times during the fiscal year ended October 31, 2001. In addition, the Board has an Advisory Committee composed of Messrs. Burt, Schmults, Storr, Wadsworth and Walbrol. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Bank Securities Inc. ("DBSI") and the Investment Advisory Agreement between the Fund and Deutsche Asset Management International GmbH ("DeAM"). The Advisory Committee met once during the past fiscal year. The Board also has an Executive Committee and a Nominating Committee. During the past fiscal year, the Executive and Nominating Committees did not meet (the function of the latter having been served by the full Board in 2001). The members of the Executive Committee are Messrs. Strenger, Burt, Schmults, Storr, Wadsworth and Walbrol. The Executive Committee has the authority to act for the Board on all matters between meetings of the Board. The members of the Nominating Committee are Messrs. Wadsworth, Walbrol and Burt. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with DBSI or DeAM, and the Nominating Committee evaluates the qualifications of all nominees for directorship pursuant to the director qualification provisions in the Fund's Bylaws. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund that comply with the requirements for such proposals contained in the Fund's bylaws.

      During the past fiscal year, the Board of Directors had four regular meetings, and each incumbent Director, with the exception of Messrs. Burt, Storr and Strube, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served.

      The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The Germany Fund, Inc. or The New Germany Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Effective as of April 24, 2002, no Director of all three funds will be paid for attending more than two funds' board and committee meetings when meetings of the three funds are held concurrently, and, effective as of January 1, 2002, no such Director will receive more than the annual fee of two funds. Each of the Fund, The Germany Fund, Inc. and The New Germany Fund, Inc. reimburses the Directors (except for those employed by the Deutsche Bank group) for travel expenses in connection with Board meetings. These three funds, together with Deutsche Investors Portfolios Trust, Deutsche Investors Funds, Inc., Deutsche Bank Alex. Brown Cash Reserve Fund, Inc., Deutsche Flag Investors Communication Fund, Inc., Deutsche Flag Investors Series Funds, Inc., Deutsche Emerging Growth Fund, Inc., Deutsche Short-Intermediate Income Fund, Inc., Deutsche Flag Investors Value Builder Fund, Inc., Deutsche Real Estate Securities Fund, Inc., Deutsche Flag Investors Equity Partners Fund, Inc., and Deutsche Asset Management VIT Funds, represent the entire Fund Complex within the meaning of the applicable rules and regulations of the Securities and Exchange Commission. The following table sets forth (a) the aggregate compensation from the Fund for the fiscal year ended October 31, 2001, and (b) the total compensation from Fund Complex consisting of the Fund for its fiscal year ended October 31, 2001, and such other funds for the year ended December 31, 2001, for each Director who is not an interested person of the Fund, and for all such Directors as a group:

                            Aggregate Compensation    Total Compensation
Name of Director                   From Fund           From Fund Complex
----------------            ----------------------    ------------------
Richard R. Burt                      $13,500               $ 87,250
Edward C. Schmults                    15,000                 49,250
Dr. Juergen F. Strube                  9,000                 18,000
Robert H. Wadsworth                   15,750                106,000
Werner Walbrol                        16,500                 50,250
Otto Wolff von Amerongen              10,500                 20,250
                                     -------               --------
                  Total              $80,250               $331,000
                                     =======               ========

      No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund or of any entity of the Deutsche Bank Group.

             The Board unanimously recommends a vote FOR Proposal 1.

      Required Vote. Provided a quorum has been established, the affirmative vote of a plurality of the votes cast at the Meeting is required for the election of each Director.

               PROPOSAL 2: APPOINTMENT OF INDEPENDENT ACCOUNTANTS

      A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have appointed PricewaterhouseCoopers LLP (the "Firm" or "PwC") as independent accountants for the Fund for the fiscal year ending October 31, 2002. Based principally on representations from the Firm, the Fund knows of no direct financial or material indirect financial interest of such Firm in the Fund. That Firm, or a predecessor firm, has served as the independent accountants for the Fund since inception.

      Neither our Charter nor by-laws requires that the stockholders ratify the selection of PwC as our independent accountants. We are doing so because we believe it is a matter of good corporate practice. If the stockholders do not ratify the selection, the Board of Directors and the Audit Committee will reconsider whether or not to retain PwC, but may retain such independent accountants. Even if the selection is ratified, the Board of Directors and the Audit Committee in their discretion may change the appointment at any time during the year if they determine that such change would be in the best interests of the Fund and its stockholders. It is intended that the persons named in the accompanying form of proxy will vote for PwC. A representative of PwC will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

             The Board unanimously recommends a vote FOR Proposal 2.

      Required Vote. Provided a quorum has been established, the affirmative vote of a majority of the votes cast at the Meeting is required for the ratification of the appointment by the Board of Directors of PwC as independent accountants for the Fund for the fiscal year ending October 31, 2002.

         INFORMATION WITH RESPECT TO THE FUND'S INDEPENDENT ACCOUNTANTS

Audit Fees

      The aggregate fees billed by PwC for professional services rendered for the Audit of the Fund's annual financial statements for the fiscal year ended October 31, 2001 were $55,000.

Financial Information Systems Design and Implementation Fees

      PwC did not render any information technology services to the Fund during the fiscal year ended October 31, 2001.

All Other Fees

      The aggregate fees billed by PwC for tax services rendered to the Fund, other than the services described above under "Audit Fees" for the fiscal year ended October 31, 2001, were $11,733. The aggregate fees billed by PwC for audit and other services to registered investment companies advised or managed by companies within the Deutsche Bank group for the fiscal year ended October 31, 2001 were $1,959,750. In addition, the aggregate fees billed by PwC for services rendered to the U.S. asset management business within the Deutsche Bank group, including DBSI, for the fiscal year ended October 31, 2001 were approximately $5,091,880.

                             AUDIT COMMITTEE REPORT

      The role of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Board of Directors has determined that all members of the Committee are "independent", as required by applicable listing standards of the New York Stock Exchange. The Committee operates pursuant to an Audit Committee Charter that was last amended and restated by the Board on April 20, 2001, a copy of which is attached as Exhibit A to this proxy statement. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

      In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent accountants. The Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently modified or supplemented. Finally, the Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has discussed with the independent accountants the accountants' independence from the Fund and its management, and has considered whether the provision of non-audit services to the Fund's investment manager and adviser and their affiliated persons by the independent accountants is compatible with maintaining the independent accountants' independence.

      The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal control and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's independent accountants are in fact "independent".

      Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Fund's Annual Report for the fiscal year ended October 31, 2001.

Submitted by the Audit Committee
of the Fund's Board of Directors

Ambassador Richard R. Burt
Edward C. Schmults
Hans G. Storr
Robert H. Wadsworth
Werner Walbrol

              INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER

Adviser

      Pursuant to the Investment Advisory Agreement, DeAM, in accordance with the Fund's stated investment objectives, policies and restrictions, makes recommendations to the Fund's Manager, DBSI, with respect to the Fund's investments and, upon instructions given by DBSI as to suitable securities for investment by the Fund, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on behalf of the Fund. The Investment Advisory Agreement was last submitted to a vote of the Fund's stockholders for approval on June 21, 1991. The Board of Directors, at its meeting on April 26, 2002, resolved to continue the Investment Advisory Agreement.

      DeAM, a corporation organized under the laws of the Federal Republic of Germany ("Germany"), was established as a direct wholly-owned subsidiary of Deutsche Bank AG in 1983. It provides international portfolio management services to major institutional investors worldwide, including, besides the Fund, The Germany Fund, Inc. and The New Germany Fund, Inc., closed-end registered investment companies whose shares are traded on the New York Stock Exchange ("NYSE").

      Deutsche Bank AG is a leading integrated provider of financial services to institutions and individuals throughout the world. It is organized in Germany and is a publicly traded entity. Its shares trade on exchanges including the New York Stock Exchange and Xetra (German Stock Exchange). It is engaged in a wide range of financial services, including retail, private and commercial banking, investment banking and insurance. Deutsche Bank AG has combined all of its investment management businesses to form Deutsche Asset Management which, as of December 31, 2001, had more than $548 billion in assets under management. Deutsche Asset Management acts as investment manager to 96 U.S. open- and closed-end investment companies as of December 31, 2001, which in the aggregate had approximately $53 billion in assets as of that date.

      Pursuant to an agreement entered into in December 31, 2001 with Zurich Financial Services, Deutsche Bank AG acquired Zurich Scudder Investments Inc. ("Scudder") in April 2002, an investment adviser having substantial assets under management. As of December 31, 2001, Scudder had assets under management in excess of $240 billion in addition to over $105 billion in its mutual fund family. Scudder will for the immediate future remain a separate entity. However, it has been integrated operationally into Deutsche Asset Management and the investment operations of Scudder have become part of an integrated global investment operation serving Deutsche Asset Management's clients worldwide.

      DeAM is fully independent and autonomous in making its investment decisions and in rendering investment advice, but has access to the extensive research and other resources of the Deutsche Bank group. The members of DeAM's Investment Strategy Committee are not directors, officers or employees of Deutsche Bank AG. DeAM's personnel do not discuss their investment decisions or positions with personnel of Deutsche Bank AG who are managing the investment portfolios of Deutsche Bank AG. The commercial banking division of Deutsche Bank AG may have deposit, loan and other commercial banking relationships with issuers of securities purchased by the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with proceeds of the securities purchased by the Fund in primary public offerings. The Fund does not purchase securities in any primary public offering where, to the knowledge of DeAM, the proceeds will be used to retire indebtedness to Deutsche Bank AG. The Fund and Deutsche Bank AG do not act jointly to cause the Fund to make investments which are designed to benefit other commercial interests of Deutsche Bank AG.

      Certain information regarding the principal executive officers of DeAM is set forth below. DeAM does not have a supervisory board of directors.

           Name and Address                          Principal Occupation
      ----------------------------               ----------------------------
      Hannes-Joerg Baumann                       Managing Director,
      Mainzer Landstrasse 16                     DeAM
      60325 Frankfurt am Main
      Federal Republic of Germany

      Herbert Michel                             Managing Director,
      Mainzer Landstrasse 16                     DeAM
      60325 Frankfurt am Main
      Federal Republic of Germany

      Dr. Klaus Moessle                          Deputy Managing Director,
      Mainzer Landstrasse 16                     DeAM
      60325 Frankfurt am Main
      Federal Republic of Germany

Manager

      DBSI is an indirect wholly-owned subsidiary of Deutsche Bank AG. DBSI is engaged in the securities underwriting, investment advisory and securities brokerage business. It is a member of the NYSE and other principal United States stock exchanges.

      Pursuant to the Management Agreement, DBSI is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of
Directors and pursuant to recommendations made by DeAM, determines suitable securities for investment by the Fund. It (i) handles the Fund's relationships with its shareholders, including stockholder inquiries relating to the Fund,
(ii) is responsible for, arranges and monitors compliance with regulatory requirements and NYSE listing requirements and (iii) negotiates contractual arrangements with third-party service providers, including, but not limited to, custodians, transfer agents, auditors and printers. DBSI provides office facilities and personnel to carry out these services, together with clerical and bookkeeping services which are not being furnished by the Fund's Custodian or Transfer and Dividend-Paying Agent. In addition, DBSI (i) determines and publishes the Fund's net asset value in accordance with its policy as adopted from time to time by the Board of Directors, (ii) establishes the Fund's operating expense budgets and authorizes the payment of actual operating expenses incurred, (iii) calculates the amounts of dividends and distributions to be declared and paid to the Fund's shareholders, (iv) provides the Board of Directors with financial analyses and reports necessary for the Board to fulfill its fiduciary responsibilities, (v) maintains the books and records of the Fund required under Rule 31a-1(b) under the 1940 Act (other than those being maintained by the Fund's Custodian and Transfer and Dividend-Paying Agent and Registrar, as to which DBSI oversees such maintenance), (vi) prepares the Fund's United States federal, state and local income tax returns, (vii) prepares financial information for the Fund's proxy statements and quarterly and annual reports to shareholders and (viii) prepares the Fund's reports to the United States Securities and Exchange Commission ("SEC"). The Management Agreement was last submitted to a vote of the Fund's stockholders for approval on June 21, 1991. The Board of Directors, at its meeting on April 26, 2002, resolved to continue the Management Agreement.

      Besides its role as manager of the Fund, DBSI acts as manager of The Germany Fund, Inc. and The New Germany Fund, Inc.

      Certain information regarding the directors of DBSI is set forth below.

           Name and Address                       Principal Occupation
      ----------------------------            ----------------------------
      E. Robert Cotter                        Managing Director,
      280 Park Avenue                         Deutsche Bank Securities Inc.
      New York, NY 10017

      David DiPietro                          Managing Director,
      One South Street                        Deutsche Bank Securities Inc.
      Baltimore, MD 21202

      Thomas J. Hughes                        Managing Director,
      280 Park Avenue                         Deutsche Bank AG New York Branch
      New York, NY 10017

      Charles von Arentschildt                Managing Director,
      31 West 52nd Street                     Deutsche Bank AG New York Branch
      New York, NY 10019

      Seth H. Waugh                           Chairman, President and Chief
      31 West 52nd Street                     Executive Officer
      New York, NY 10019                      Deutsche Bank Securities Inc.

Investment Advisory Agreement, Management Agreement and Fees

      Each year, the Board of Directors calls and holds a meeting to decide whether to renew the Investment Advisory Agreement and the Management Agreement (copies of which are attached hereto as Exhibits B and C, respectively). In preparation for the meeting, the Advisory Committee of the Board (consisting exclusively of non-interested directors) requests and reviews a wide variety of materials provided by DeAM and DBSI, as well as extensive data provided by third parties, and the Advisory Committee receives advice from counsel to the non-interested directors. Upon completion of its review, the Advisory Committee makes a recommendation to the Board of Directors regarding continuation of the Investment Advisory Agreement and the Management Agreement.

At its meeting on April 25, 2002, the Advisory Committee recommended continuation of these Agreements. At its meeting on April 26, 2002, the Board of Directors, including all non-interested members, approved the continuation of the Investment Advisory Agreement and the Management Agreement. The Advisory Committee's recommendation and the Board's approval were made after careful consideration of many different factors including: (i) the performance of the Fund versus the performance of other funds in the Fund's peer group and in comparison to relevant market indices, (ii) the investment objective and policies of the Fund, (iii) the nature, extent and quality of the service provided by DeAM and DBSI, (iv) the qualifications and experience of investment personnel of DeAM and DBSI, (v) the excellent reputation and overall financial condition of DeAM and DBSI, (vi) the access to the extensive research and other resources of Deutsche Bank group, (vii) the investment advisory fee and management fee and the fees paid to other advisors and managers, (viii) other expenses of the Fund and the comparative expense ratios of other similar closed-end funds, (ix) the profitability of DeAM and DBSI with respect to the Fund, (x) indirect benefits to affiliates of DeAM and DBSI, such as brokerage,
(xi) the extent to which DeAM and DBSI have realized or will realize economies of scale as the Fund grows, and (xii) the benefits of continuity in services to be provided by DeAM and DBSI. After evaluating the investment advisory relationship and management relationship under such factors, the Advisory Committee recommended, and the Board, including the non-interested members, concluded that DeAM and DBSI have and continue to provide superior investment management services and that the continuation of the Investment Advisory Agreement and the Management Agreement is in the best interests of the Fund and its stockholders. Accordingly, the Advisory Committee voted unanimously to recommend continuation of, and the Board voted unanimously to continue, the Investment Advisory Agreement and the Management Agreement.

      The Investment Advisory Agreement and Management Agreement set forth the services provided by DeAM and DBSI, respectively, as described above.

      During the fiscal year ended October 31, 2001, the Fund paid aggregate amounts of $407,237 and $775,596 to DeAM and DBSI, respectively, in respect of fees. In addition, during such period, the Fund paid an aggregate amount of $25,202 in brokerage commissions to Deutsche Bank AG, which constituted approximately 8.9% of the Fund's aggregate brokerage commissions.

      Summarized below is information about the advisory fees of DeAM and the management fees of DBSI with respect to the Fund, The Germany Fund and The New Germany Fund:

                         The Fund                      The Germany Fund, Inc.         The New Germany Fund, Inc.
                         --------                      ----------------------         --------------------------
Net assets at            $127,267,144                  $135,771,829                   $199,103,140
March 31, 2002

Rate of advisory         Annual rate of 0.35% of the Fund's average weekly net assets up to $100 million
fees of DeAM(1)          and 0.25% of such assets in excess of $100 million, computed on the basis of net asset value at the end of each week and payable at the end of each calendar month.

Rate of management       Annual rate of 0.65% of       Annual rate of 0.65% of        Annual rate of 0.65% of
fees of DBSI(1)          the Fund's average weekly     the Fund's average weekly      the Fund's average weekly
                         net assets up to $100         net assets up to $50           net assets up to $100
                         million and 0.55% of such     million and 0.55% of such      million, 0.55% of such
                         assets in excess of $100      assets in excess of $50        assets in excess of $100
                         million, computed in each     million, computed in each      million and up to $500
                         case on the basis of net      case on the basis of net       million and 0.50% of such
                         asset value at the end of     asset value at the end of      assets in excess of $500
                         each week and payable at      each week and payable at       million, computed in each
                         the end of each calendar      the end of each calendar       case on the basis of net
                         month.                        month.                         asset value at the end of
                                                                                      each week and payable at
                                                                                      the end of each calendar
                                                                                      month.

----------
(1) Neither DeAM nor DBSI waived, reduced, or otherwise agreed to reduce its compensation under any applicable contract.

      Neither DeAM nor DBSI is liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement or the Management Agreement, respectively, relates, except for any loss resulting from willful misfeasance, bad faith or gross negligence in the performance of, or from reckless disregard of, its obligations and duties under the Investment Advisory Agreement or the Management Agreement, respectively, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act).

      The Investment Advisory Agreement and the Management Agreement provide that DeAM and DBSI, respectively, each bears all expenses of all employees and overhead incurred by it in connection with its duties thereunder. DBSI pays all salaries and fees of the Fund's directors and officers who are "interested persons" (as such term is defined in the 1940 Act) of DBSI. The Fund bears all of its own expenses, including, but not limited to, the following: expenses of organizing the Fund, fees and out-of-pocket travel expenses of the Fund's directors who are not "interested persons" (as such term is defined in the 1940
Act) of any other party and other expenses incurred by the Fund in connection with directors' meeting, interest expense, taxes and governmental fees, brokerage commissions incurred in acquiring or disposing of the Fund's portfolio securities, membership dues to professional organizations, premiums allocable to fidelity bond insurance coverage, expenses of preparing stock certificates, expenses of registering and qualifying the Fund's shares for sale with the SEC and in various states and foreign jurisdictions, charges and expenses of the Fund's legal counsel and independent auditors, Custodian and Transfer and Dividend-Paying Agent, expenses of obtaining and maintaining stock exchange listings of the Fund's shares, and the expenses of shareholders' meetings and preparing and distributing proxies and reports to shareholders.

      The services of DeAM and DBSI under the Investment Advisory Agreement and Management Agreement, respectively, are not deemed to be exclusive, and nothing in the Investment Advisory Agreement or the Management Agreement prevents any party, or any affiliate thereof, from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of DeAM or DBSI desire to purchase or sell a security at the same time the security is purchased for or sold by the Fund, such purchases and sales will, to the extent feasible, be allocated among such clients and the Fund in a manner believed by DeAM or DBSI, respectively, to be equitable to such clients. The allocation of securities may adversely affect the price and quantity of purchases and sales of securities by the Fund.

                        PROPOSAL 3: STOCKHOLDER PROPOSAL

      A beneficial owner (the "proponent") of Common Stock of the Fund has informed the Fund that it intends to present a proposal for action at the Meeting. The proponent's name and address and the number of shares owned by it will be furnished by the Secretary of the Fund upon request.

      RESOLVED:   The  investment  advisory  agreement  between  Deutsche  Asset
Management International GmbH and the Fund shall be terminated.

      My goal is to enable all stockholders of the Fund to realize net asset value ("NAV") for their shares. The surest way to achieve this is to convert the Fund to an open-end fund (or to merge it into an existing open-end fund). If the Fund is open-ended, every stockholder will benefit. For example, if you own 1,000 shares of the Fund, they will be worth about $2,600 more if it open-ends than if it remains a closed-end fund.

      I believe that the current investment advisor, Deutsche Asset Management International GmbH, is the main impediment to open-ending because of its fear that its management fees may decline if we are able to redeem our shares at NAV. We need to remove this impediment to increasing the value of our shares. Passage of this proposal would not result in the immediate open-ending of the Fund but would give the Board of Directors the chance to quickly hire a new investment advisor who is amenable to open-ending the fund or to do whatever is necessary to enhance stockholder value even if that means diminished fees.

      The meager measures like buy-backs meant to narrow the Fund's persistent discount have not accomplished much. The Fund has still one of the highest discounts among World Equity Funds. We deserve an investment advisor who is more concerned with increasing stockholder value than its own fees.

                  OPPOSING STATEMENT OF YOUR BOARD OF DIRECTORS

      For the reasons discussed below, your Board of Directors unanimously recommends that you vote AGAINST this stockholder proposal.

      Your Board of Directors believes this proposal is misleading. The "main impediment" to open-ending the Fund is not its investment adviser. That decision rests entirely with your independent directors, subject to ratification by 66 2/3% of the stockholders. By law, your independent Directors must apply their business judgment to look solely after your interests as stockholders. Your Directors believe the Fund is most effectively continued in its original, closed-end format. It is improper to suggest the investment adviser controls the decision. We urge you to keep this important fact in mind in considering our reasons for voting against the proposal below.

      Wrong  Means  to  the  Wrong  End.  This  proposal   wrongly  states  that
terminating the investment adviser will lead to open-ending the Fund. It will not do that, but it could harm your investment. Here are the facts.

      If approved by stockholders, this proposal would directly terminate the investment advisory agreement with your Fund's investment adviser. Your Fund's investment process would therefore be disrupted since a new adviser would have to be hired and may have a different investment approach. The Fund would incur expenses because under the Investment Company Act, a new agreement would require another stockholder approval.

      Furthermore, open-ending the Fund could frustrate its basic investment objective. Open-end funds often must make involuntary portfolio sales to meet redemption requests. In Central Europe and Russia, where the Fund invests, the markets are not as liquid as the more mature markets in Western Europe. The Fund's current closed-end format gives stockholders their liquidity through the ability to sell their shares on the NYSE rather than through redemptions, and is better suited to investing in less liquid markets. The Fund can invest for the long-term and not worry about raising short-term cash to meet redemptions.

      The person behind this proposal is seeking to make use of a stockholder right under the Investment Company Act of 1940 -- the right to terminate investment advisory agreement -- to achieve the completely unrelated goal of open-ending your Fund for short-term gain at the expense of remaining stockholders.

      The proposal is the wrong means to the wrong end. It will not cause open-ending, but it could disrupt your Fund's investment program.

          Your Board unanimously recommends a vote AGAINST Proposal 3.

      Required Vote. Adoption of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Fund which, as defined by the 1940 Act, means the vote of (1) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund, whichever is less. Abstentions and broker non-votes will have the same effect as votes against the proposal.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of May 10, 2002 no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below:

                                                                    Percent of
      Name and Address                   Amount and Nature         Outstanding
     of Beneficial Owner              of Beneficial Ownership      Common Stock
     -------------------              -----------------------      ------------
MeAG Munich Ergo Kapitalanlage-
gesellschaft mbH(1)
(Munich, Germany) ..................          507,076                  6.3%

Harvard Investment Management(1)
(Boston, MA) .......................          440,501                  5.5%

----------
(1) This information is based exclusively on information provided by such persons on Schedules 13G filed with respect to the Fund on February 14 and 15, 2002. To the knowledge of management, no other Schedules 13D or 13G had been filed with respect to the Fund as of May 10, 2002.

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

      The principal office of Deutsche Asset Management International GmbH, the Fund's Investment Adviser, is located at Mainzer Landstrasse 16, D-60325 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Bank Securities Inc., the Fund's Manager, is located at 31 West 52nd Street, New York, New York 10019.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

      During the fiscal year ended October 31, 2001 and current year to date the Fund did not file on a timely basis the following monthly reports on Form 4 (Statement of Changes of Beneficial Ownership of Securities) (the "Monthly Reports"): on behalf of Messrs. Burt and Schmults three Monthly Reports covering three and four transactions, respectively; on behalf of Messrs. Storr and Walbrol four Monthly Reports covering five and four transactions, respectively, and on behalf of Mr. Wadsworth five Monthly Reports covering six transactions. Each of the covered transactions was part of an automatic investment program in which the director's committee meeting fee is applied to open market purchases of Fund shares. All filings are now current.

                                  OTHER MATTERS

      No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders properly come before the meeting, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their discretion.

                              STOCKHOLDER PROPOSALS

      In order for stockholder proposals otherwise satisfying the eligibility requirements of Securities Exchange Commission Rule 14a-8 to be considered for inclusion in the Fund's proxy statement for the 2003 Annual Meeting, the proposals must be received at The Central European Equity Fund, Inc., 31 West 52nd Street, New York, New York, 10019, Attention: Secretary, on or before January 14, 2003.

      In addition, the Fund's Bylaws currently provide that if a stockholder desires to bring business (including director nominations) before the 2003 Annual Meeting that is or is not the subject of a proposal timely submitted for inclusion in the Fund's proxy statement, written notice of such business as prescribed in the Bylaws must be received by the Fund's Secretary between January 14, 2003 and February 13, 2003. For additional requirements, the stockholder may refer to the Bylaws, a current copy of which may be obtained without charge upon request from the Fund's Secretary. If the Fund does not receive timely notice pursuant to the Bylaws, the proposal may be excluded from consideration at the meeting, regardless, of any earlier notice provided in accordance with Securities Exchange Commission Rule 14a-8.

                         EXPENSES OF PROXY SOLICITATION

      The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $7,500 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2001 to any stockholder upon request. Such requests should be directed by mail to The Central European Equity Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-437-6269. Annual reports are also available on the Fund's web site: www.ceefund.com.

                                            Robert R. Gambee
                                            Chief Operating Officer
                                            and Secretary

Dated: May 14, 2002

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

                                                                       EXHIBIT A

                     THE CENTRAL EUROPEAN EQUITY FUND, INC.
                                 (the "Company")

                             AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee: The Audit Committee comprises at least three directors, each of whom shall have no relationship to the Company, its investment manager, its investment adviser or its custodian (including sub-custodians) that may interfere with the exercise of his or her independence from management and the Company and, as to his or her relationship to the Company, shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc., as such requirements are interpreted by the Board of Directors in its business judgment. Copies of the relevant requirements are attached hereto.

II. Purposes of the Audit Committee: The purposes of the Audit Committee are to assist the Board of Directors:

      1.    in its oversight of the Company's accounting and financial reporting
            principles   and  policies  and  related   controls  and  procedures
            maintained by or on behalf of the Company;

      2. in its oversight of the Company's financial statements and the independent audit thereof;

      3. in selecting, evaluating and, where deemed appropriate, replacing the outside auditors (or nominating the outside auditors to be proposed for stockholder approval in the proxy statement); and

      4.    in evaluating the independence of the outside auditors.

      The function of the Audit Committee is oversight. The management of the Company, including the service providers so contractually obligated, are responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and related controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit of the Company's annual financial statements. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Company and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, including in respect of auditor independence. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors), and (iii) representations made by management as to any information technology, internal audit and other non-audit services provided by the auditors to the Company, to the Company's investment manager, investment adviser or any entity controlling, controlled by or under common control with the investment manager or investment adviser ("Manager/Adviser Control Affiliate"), or to the Company's custodian (including sub-custodians).

      The outside auditors for the Company are ultimately accountable to the Board of Directors (as assisted by the Audit Committee). The Board of Directors, with the assistance of the Audit Committee, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditors (or to nominate the outside auditors to be proposed for stockholder approval in the proxy statement).

      The outside auditors shall submit to the Company annually a formal written statement delineating all relationships between the outside auditors and the Company ("Statement as to Independence"), addressing each non-audit service provided to the Company and at least the matters set forth in Independence Standards Board No. 1.

      The outside auditors shall submit to the Company annually a formal written statement of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Company's annual financial statements for the most recent fiscal year; (ii) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (iii) all other services rendered by the outside auditors for the most recent fiscal year, in the aggregate and by each service. The statement as to (ii) and (iii) should include (and separately disclose) fees billed for the indicated services to (a) the Company, (b) the Company's investment manager, investment adviser and Manager/Adviser Control Affiliates that provide services to the Company, (c) Manager/Adviser Control Affiliates that do not provide services to the Company, and (d) the custodian (including sub-custodians).

III. Meetings of the Audit Committee: The Audit Committee shall meet as often as may be required to discuss the matters set forth in Article IV. In addition, the Audit Committee should meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or any service provider, outside counsel to the Company or the independent directors or the Company's outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

IV. Duties and Powers of the Audit Committee: To carry out its purposes, the Audit Committee shall have the following duties and powers:

      1.    with respect to the outside auditor,

            (i) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors;

            (ii) to review the fees charged by the outside auditors for audit and non-audit services;

            (iii) to  ensure  that the  outside  auditors  prepare  and  deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to discuss with the outside auditors any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's outside auditors and to recommend that the Board of Directors take appropriate action in response to this Statement to satisfy itself of the outside auditors' independence;

            (iv) if applicable, to consider whether the outside auditors' provision of (a) information technology consulting services relating to financial information systems design and implementation and (b) other non-audit services to the Company, the Company's investment manager, investment adviser or Manager/Adviser Control Affiliates or the custodian (including sub-custodians) is compatible with maintaining the independence of the outside auditors; and

            (v) to instruct the outside auditors that the outside auditors are ultimately accountable to the Board of Directors and Audit Committee;

      2. with respect to financial reporting principles and policies and related controls and procedures,

            (i) to advise management and the outside auditors that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant financial reporting issues and practices;

            (ii) to consider any reports or communications (and management's responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented, including reports and communications related to:

                  o deficiencies noted in the audit in the design or operation of related controls;

                  o     consideration of fraud in a financial statement audit;

                  o     detection of illegal acts;

                  o the outside auditor's responsibility under generally accepted auditing standards;

                  o     significant accounting policies;

                  o     management judgments and accounting estimates;

                  o     adjustments arising from the audit;

                  o the responsibility of the outside auditor for other information in documents containing audited financial statements;

                  o     disagreements with management;

                  o     consultation by management with other accountants;

                  o     major  issues   discussed  with   management   prior  to
                        retention of the outside auditor;

                  o difficulties encountered with management in performing the audit; and

                  o the outside auditor's judgments about the quality of the entity's accounting principles;

            (iii) to meet with management and/or the outside auditors:

                  o     to discuss the scope of the annual audit;

                  o     to discuss the audited financial statements;

                  o to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the outside auditors, relating to the Company's financial statements;

                  o     to  review  the form of  opinion  the  outside  auditors
                        propose  to  render  to  the  Board  of  Directors   and
                        shareholders;

                  o to discuss allocations of expenses between the Company and other entities;

                  o to discuss the Company's compliance with Subchapter M of the Internal Revenue Code of 1986, as amended;

                  o to discuss with management and the outside auditors their respective procedures to assess the representativeness of securities prices provided by external pricing services;

                  o to discuss with outside auditors their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which readily available market quotations are not available, management's adherence to such procedures and the adequacy of supporting documentation;

                  o to discuss significant changes to the Company's auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and

                  o to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks; and

            (iv) to discuss with the Company's legal advisors any significant legal matters that may have a material effect on the financial statements; and

      3.    with respect to reporting, recommendations and other matters,

            (i) to provide advice to the Board of Directors in selecting the principal accounting officer of the Company;

            (ii) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement;

            (iii) to review this  Charter at least  annually and  recommend  any changes to the full Board of Directors; and

            (iv) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

                                                                       EXHIBIT B

                          INVESTMENT ADVISORY AGREEMENT

      AGREEMENT dated as of March 6, 1990, between The Future Germany Fund, Inc., a Maryland corporation ("Fund"), and DB Capital Management International GmbH, a West German corporation ("CMI").

      WHEREAS, the Fund is a non-diversified closed-end management company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act");

      WHEREAS, the Fund desires to retain CMI to render certain specified investment advisory services to the Fund; and

      WHEREAS, CMI is willing to render such services if and so long as a certain Management Agreement, dated as of March 6, 1990, between the Fund and Deutsche Bank Capital Corporation ("DBCC") is entered into and not terminated;

      NOW, THEREFORE, the parties agree as follows:

      1. Investment Adviser. CMI, in accordance with the Fund's stated investment objectives, policies and limitations, will make recommendations with respect to the Fund's investments and, upon instructions given by DBCC as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

      2. Fees and Expenses.

      2.1 The Fund will pay CMI an annual advisory fee hereunder of 0.35% of the Fund's average weekly net assets up to U.S. $100 million and 0.25% of such assets in excess of U.S. $100 million, computed by DBCC on the basis of net asset value at the end of each week and payable at the end of each calendar month.

      2.2 CMI shall bear all expenses of its employees and overhead incurred by it in connection with its duties under this Agreement. The Fund will indemnify CMI for all taxes (other than income taxes), duties, charges, fees and expenses (including, without limitation, broker fees, dealer fees, clearing bank fees and legal fees) CMI incurs in connection with the services provided under this Agreement. The obligations contained in this clause shall survive the termination of this Agreement.

      2.3 Payments to CMI shall be made in U.S. Dollars to its account with Deutsche Bank AG, New York branch.

      3. Liability.

      3.1 Neither CMI nor any of its officers, directors or employees shall be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except (i) that CMI shall be under a fiduciary duty with respect to receipt of compensation for services pursuant to Section 36 of the 1940 Act, and shall therefore be liable for a loss resulting from a breach of such fiduciary duty (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the Investment Company Act), or (ii) a loss resulting from willful misfeasance, bad faith or gross negligence on its or their part in the performance of, or from reckless disregard by it or them of its or their obligations and duties under, this Agreement.

      3.2 CMI does not assume responsibility for the acts or omissions of any other person.

      3.3 CMI shall not be liable for any losses caused by disturbances of its operations by virtue of force majeure, riot, or damage caused by nature or due to other events for which it is not responsible (e.g., strike, lock-out or acts of domestic or foreign authorities).

      4. Services Not Exclusive. It is understood that the services of CMI are not deemed to be exclusive, and nothing in this Agreement shall prevent CMI or any of its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of CMI desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will, to the extent feasible, be allocated among the Fund and such clients in a manner believed by CMI to be equitable to such clients.

      5. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be in writing or by telex and shall be effective upon receipt. Notices and communications shall be given (1) to the Fund at 31 West 52nd Street, New York, New York 10019, Attention: Secretary; and (2) to CMI at Taunusanlage 12, D-6000 Frankfurt am Main 1, Attention: Managing Director, Investment Policy Committee.

      6. Miscellaneous.

      6.1 This Agreement is effective March 6, 1990, and shall continue in effect until the earlier of March 5, 1992 or the first annual meeting of the Fund's stockholders after the effective date of the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission. If approved at such meeting, and unless sooner terminated, this Agreement shall continue in effect for successive periods of twelve months after such date, provided that each such continuance shall be approved as required by the Investment Company Act. The annual approval of the continuance of this Agreement shall be confirmed to CMI by the Fund in writing. Notwithstanding the foregoing, this Agreement may be terminated by the Fund in the manner prescribed by the Investment Company Act, without the payment of any penalty, at any time upon not less than sixty days' prior written notice to CMI, or by CMI upon not less than sixty days' written notice to the Fund.

      This Agreement shall automatically terminate (i) in the event of its assignment (as defined in the Investment Company Act) by either party, or (ii) upon termination of the Management Agreement dated as of March 6, 1990, between the Fund and DBCC.

      6.2 This Agreement shall be construed in accordance with the laws of the Federal Republic of Germany.

      6.3 The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

      6.4 If any provisions of this Agreement shall be held or made invalid, in whole or in part, the other provisions of this Agreement shall remain in force. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as close as legally possible to such invalid provisions.

      6.5 Nothing herein shall be construed as constituting CMI an agent of the Fund.

      6.6 CMI shall be entitled to rely on any notice or other communication believed by it to be genuine and correct and to have been sent to it by or on behalf of the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                    THE FUTURE GERMANY FUND, INC.

                                    By: /s/ R. GAMBEE
                                        ---------------------------------
                                        Name:  R. Gambee
                                        Title: VP, Secy, Treas.

                                    DB CAPITAL MANAGEMENT
                                    INTERNATIONAL GmbH

                                    By: /s/ M. TINTELNOT
                                        ---------------------------------
                                        Name:  M. Tintelnot
                                        Title: Managing Director

                                                                       EXHIBIT C

                              MANAGEMENT AGREEMENT

      AGREEMENT  dated as of March 6, 1990,  between  The Future  Germany  Fund,
Inc.,  a  Maryland   corporation   (the  "Fund"),   and  Deutsche  Bank  Capital
Corporation, a New York corporation ("Deutsche Bank Capital").

      WHEREAS, the Fund is a non-diversified closed-end management company registered under the Investment Company Act of Investment Company, as amended (the "Investment Company Act");

      WHEREAS, the Fund desires to retain Deutsche Bank Capital to render certain specified management services to the Fund; and

      WHEREAS, Deutsche Bank Capital is willing to render such services if and so long as the Investment Advisory Agreement, dated as of March 6, 1990, between the Fund and DB Capital Management International GmbH ("CMI") is entered into and not terminated;

      NOW, THEREFORE, the parties agree as follows:

      1. Manager. Deutsche Bank Capital shall be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors of the Fund and pursuant to recommendations made by CMI, will determine suitable securities for investment by the Fund. It will handle the Fund's relationships with its shareholders including responding to shareholder inquiries relating to the Fund, be responsible for, arrange and monitor compliance with regulatory requirements and compliance with New York Stock Exchange listing requirements and negotiate contractual arrangements with third-party service providers, including, but not limited to, custodians, transfer agents, auditors and printers. Deutsche Bank Capital will also provide office facilities and personnel adequate to perform these services, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund's custodian or transfer and dividend paying agent. Deutsche Bank Capital will also determine and publish the Fund's net asset value in accordance with the Fund's policy as adopted from time to time by the Board of Directors; establish the Fund's operating expense budgets and authorize the payment of actual operating expenses incurred; calculate the amount of dividends and distributions to be declared and paid to the Fund's shareholders; provide to the Board of Directors those financial analyses and reports necessary for the Board to fulfill their fiduciary responsibilities; maintain the books and records of the Fund required under Rule 31a-1 under the Investment Company Act (other than those being maintained by the Fund's custodians and transfer and dividend paying agent, as to which Deutsche Bank Capital will oversee such maintenance); prepare the Fund's U.S. federal, state and local income tax returns; prepare the financial information for the Fund's proxy statements and quarterly and annual reports to shareholders; and prepare the Fund's reports to the Securities and Exchange Commission.

      2. Fees. The Fund will pay Deutsche Bank Capital an annual management fee hereunder of .65% of the Fund's average weekly net assets up to U.S. $100 million and .55% of such assets in excess of U.S. $100 million, computed on the basis of net asset value at the end of each week and payable at the end of each calendar month.

      3. Expenses. Deutsche Bank Capital shall bear all expenses of its employees and overhead incurred in connection with its duties under this Agreement and shall pay all salaries and fees of the Fund's directors and officers who are interested persons (as defined in the Investment Company Act) of Deutsche Bank Capital. The Fund will bear all of its own expenses, including expenses of organizing the Fund; fees of the Fund's directors who are not interested persons (as defined in the Investment Company Act) of any other party; out-of-pocket travel expenses for all directors who are not interested persons (as defined in the Investment Company Act) of any other party and other expenses incurred by the Fund in connection with meetings of directors; interest expense; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund's portfolio securities; expenses of preparing stock certificates; expenses of registering and qualifying the Fund's shares for sale with the Securities and Exchange Commission and in various states and foreign jurisdictions; charges and expenses of the Fund's legal counsel and independent auditors; custodian, dividend paying and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund's shares; and the expenses of shareholders' meetings and of the preparation and distribution of proxies and reports to shareholders.

      4. Liability.

      4.1 Neither Deutsche Bank Capital nor any of its officers, directors or employees shall be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except
(i) that Deutsche Bank Capital shall be under a fiduciary duty with respect to receipt of compensation for services pursuant to Section 36 of the Investment Company Act and shall therefore be liable for a loss resulting from a breach of such fiduciary duty (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company
Act) or (ii) a loss resulting from willful misfeasance, bad faith or gross negligence on its or their part in the performance of, or from reckless disregard by it or them of its or their obligations and duties under, this Agreement.

      4.2 Deutsche Bank Capital does not assume responsibility for the acts or omissions of any other person.

      5. Services Not Exclusive. It is understood that the services of Deutsche Bank Capital are not deemed to be exclusive, and nothing in this Agreement shall prevent Deutsche Bank Capital, or any of its affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. When other clients of Deutsche Bank Capital desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, such purchases and sales will, to the extent feasible, be allocated among the Fund and such clients in a manner believed by Deutsche Bank Capital to be equitable to such clients.

      6. Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to Deutsche Bank Capital at 31 West 52nd Street, New York, New York 10019, Attention: Office of Funds Administration; and
(2) to the Fund at 31 West 52nd  Street,  New York,  New York 10019,  Attention:
Secretary.

      7. Miscellaneous.

      7.1 This Agreement is effective March 6, 1990, and shall continue in effect until the earlier of March 5, 1992 or the first annual meeting of Fund's stockholders after the effective date of the Fund's Registration Statement on Form N-2 filed with the Securities and Exchange Commission. If approved at such meeting, and unless sooner terminated, this Agreement shall continue in effect for successive periods of twelve months after such date, provided that each such continuance shall be approved as required by the Investment Company Act. The annual approval of the continuance of this Agreement shall be confirmed to Deutsche Bank Capital by the Fund in writing. Notwithstanding the foregoing, this Agreement may be terminated by the Fund in the manner prescribed by the Investment Company Act, without the payment of any penalty, at any time upon not less than sixty days' prior written notice to Deutsche Bank Capital, or by Deutsche Bank Capital upon not less than sixty days' written notice to the Fund. This Agreement shall automatically terminate (i) in the event of its assignment (as defined in the Investment Company Act) by either party, or (ii) upon termination of the Investment Advisory Agreement, dated as of March 6, 1990, between the Fund and CMI.

      7.2 This Agreement shall be construed in accordance with the laws of the State of New York.

      7.3 The captions in this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

      7.4 If any provisions of this Agreement shall be held or made invalid in whole or in part, the other provisions of this Agreement shall remain in force. Invalid provisions shall, in accordance with the intent and purpose of this Agreement, be replaced by such valid provisions which in their economic effect come as close as legally possible to such invalid provisions.

      7.5 Nothing herein shall be construed as constituting Deutsche Bank Capital an agent of the Fund.

      7.6 Deutsche Bank Capital shall be entitled to rely on any notice or communication believed by it to be genuine and correct and to have been sent to it by or on behalf of the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                    THE FUTURE GERMANY FUND, INC.

                                    By: /s/ R. GAMBEE
                                        ---------------------------------
                                        Name:  R. Gambee
                                        Title: VP, Secy, Treas.

                                    DEUTSCHE BANK CAPITAL CORPORATION

                                    By: /s/ KELLER
                                        ---------------------------------
                                        Name:  M. Keller
                                        Title: EVP Equities Dept.

                                     [LOGO]

PROXY

                     THE CENTRAL EUROPEAN EQUITY FUND, INC.

          This proxy is solicited on behalf of the Board of Directors.

      The undersigned stockholder of The Central European Equity Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Richard T. Hale, Robert R. Gambee and Joseph Cheung, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders of the Fund to be held at 3:00 P.M., New York time, on June 13, 2002 at the offices of Deutsche Bank, 31 West 52nd Street, 5th Floor, New York, New York, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

      The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director, "FOR" Proposal 2, "AGAINST" Proposal 3 as described in the Proxy Statement and in the discretion of the Proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES

1.    |_| FOR each of the   |_| WITHHOLD AUTHORITY    |_| FOR all nominees
          nominees for          as to all listed          except as marked to
          director listed       nominees.                 the contrary below.
          below.

 (Instructions: To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)

                              Dr. Juergen F. Strube
                               Robert H. Wadsworth
                                    John Bult

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2

2.    To   ratify   the    selection    by   the   Board   of    Directors    of
      PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending October 31, 2002

      |_| FOR                     |_| AGAINST                   |_| ABSTAIN

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "AGAINST" PROPOSAL 3

3. To approve a stockholder proposal to terminate the Investment Advisory Agreement with the Fund's investment adviser, Deutsche Asset Management International GmbH.

      |_| FOR                     |_| AGAINST                   |_| ABSTAIN

4. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

      Please sign here exactly as name appears on the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please give the full title under signature(s).

                                           _____________________________________
                                                         Signature

                                           _____________________________________
                                                Signature, if held jointly

                                           Dated: ________________________, 2002